Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
July 25, 2023	David D. Brown
(276) 326-9000

First Community Bankshares, Inc. Announces Second Quarter 2023 Results and Quarterly Cash Dividend

Bluefield, Virginia – First Community Bankshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter ended June 30, 2023. The Company reported net income of $ 9.81 million, or $ 0.55 per diluted common share, for the quarter ended June 30, 2023.  When adjusted to exclude the impact of merger-related expenses associated with the acquisition of Surrey Bancorp, net income was $12.95 million for the second quarter.  Net income for the six months ended June 30, 2023, was $ 21.60 million or $ 1.26 per diluted common share.

The Company also declared a quarterly cash dividend to common shareholders of twenty-nine cents ($ 0.29) per common share. The quarterly dividend is payable to common shareholders of record on August 11, 2023, and is expected to be paid on or about August 25, 2023. This marks the 38th consecutive year of regular dividends to common shareholders.

Second Quarter 2023 and Current Highlights

Income Statement

o

Net income of $9.81 million for the quarter was approximately 12.48%, or $1.40 million, lower compared to net income of $11.21 million in the same quarter of 2022. The decrease is primarily attributable to $2.01 million in one-time merger-related costs and $1.61 million in additional credit loss provision both associated with the acquisition of Surrey Bancorp on April 21, 2023.

o	When adjusted for merger-related costs and provisions and other non-recurring items, second quarter net income of $12.95 million, or $0.70 per diluted common share was an increase of $1.81 million, or 16.20%, from the same quarter last year.
o	Net interest income increased $5.32 million compared to the same quarter in 2022, as increases in interest rates improved net interest margin.
o	Net interest margin of 4.48% is an increase of 70 basis points over the same quarter of 2022. The yield on earning assets increased 91 basis points primarily driven by increased earnings on loans and securities.
o	Interest and fees on loans increased $6.28 million from the same quarter of 2022 and is attributable to both an increase in yield and an increase in average balance compared to the yield and average balance of the prior year. Interest income from securities of $2.06 million was an increase of $506 thousand over the same quarter of 2022 and is attributable to an increase in the portfolio and in yield from the same period of the prior year. Interest income on deposits in banks also increased $117 thousand to $885 thousand for the second quarter, primarily due to a significant increase in overnight rates compared to the second quarter of 2022.
o

Annualized return on average assets was 1.18% for the second quarter and 1.36% for the first six months of 2023 compared to 1.38% and 1.29% for the same periods, respectively of 2022. Annualized return on average common equity was 8.04% for the second quarter and 9.48% for the first six months of 2023 compared to 10.61% and 9.80% for the same periods, respectively of 2022.

Balance Sheet and Asset Quality

o	The Company completed the strategic acquisition of Surrey Bancorp, on April 21, 2023. Total assets of $466.25 million were acquired in the transaction increasing the Company's consolidated assets to $3.39 billion. In addition, the Company issued 2.99 million common shares in the purchase resulting in an increase in capital of $71.37 million. The purchase transaction created $14.38 million in goodwill and $12.70 million in other intangible assets. Other major balance sheet components increased in the transaction with $239.08 million acquired in loans and $403.64 million in deposits.
o	The Company’s loan portfolio increased by $220.88 million, or 9.20% from December 31, 2022. Excluding the Surrey transaction, the loan portfolio decreased approximately $18.20 million, or 0.76%.
o	Deposits increased $173.86 million, or 6.49% from year-end 2022. Excluding the Surrey transaction, deposits decreased approximately $229.77 million, or 8.58% from December 31, 2022.
o

The Company repurchased 279,567 common shares during the second quarter of 2023 for a total cost of $7.69 million. Share repurchases had been suspended in the fourth quarter of 2022 in anticipation of the now completed acquisition of Surrey Bancorp and not restarted until the second quarter of 2023.

o

Non-performing loans to total loans increased slightly to 0.71% from 0.65% that was reported at March 31, 2023.  The Company experienced net charge-offs for the second quarter of 2023 of $728 thousand, or 0.11% of annualized average loans, compared to net recoveries of $258 thousand, or 0.05% of annualized average loans for the same period in 2022.

o	The allowance for credit losses to total loans was 1.38% at June 30, 2023 compared to 1.29% for the first quarter of 2023.
o	Accumulated other comprehensive loss of $14.46 million at June 30, 2023, is primarily attributable to a relatively small decline in the market value of investment securities compared to book value after the significant increases in benchmark interest rates of the last six quarters.
o	Book value per share at June 30, 2023, was $26.29, an increase of $0.28 from year-end 2022.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this news release include “tangible book value per common share,” “return on average tangible common equity,” “adjusted earnings,” “adjusted diluted earnings per share,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on average tangible common equity,” and certain financial measures presented on a fully taxable equivalent (“FTE”) basis. FTE basis is calculated using the federal statutory income tax rate of 21%.  While the Company believes certain non-GAAP financial measures enhance the understanding of its business and performance, they are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions.

About First Community Bankshares, Inc.

First Community Bankshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 53 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of June 30, 2023. First Community Bank offers wealth management and investment advice and services through its Trust Division and through its wholly owned subsidiary, First Community Wealth Management, which collectively managed and administered $ 1.42 billion in combined assets as of June 30, 2023. The Company reported consolidated assets of $ 3.39 billion as of June 30, 2023. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
(Amounts in thousands, except share and per share data)	2023	2023	2022	2022	2022	2023	2022
Interest income
Interest and fees on loans	$31,927	$27,628	$27,873	$26,405	$25,651	$59,555	$50,292
Interest on securities	2,057	2,099	1,900	1,785	1,551	4,156	2,301
Interest on deposits in banks	885	462	1,215	1,532	768	1,347	1,016
Total interest income	34,869	30,189	30,988	29,722	27,970	65,058	53,609
Interest expense	-
Interest on deposits	1,930	718	366	380	422	2,648	908
Interest on borrowings	77	59	1	-	1	136	1
Total interest expense	2,007	777	367	380	423	2,784	909
Net interest income	32,862	29,412	30,621	29,342	27,547	62,274	52,700
Provision for credit losses	4,105	1,742	3,416	685	510	5,847	2,471
Net interest income after provision	28,757	27,670	27,205	28,657	27,037	56,427	50,229
Noninterest income	8,785	8,583	9,184	9,950	8,854	17,368	18,048
Noninterest expense	24,671	20,813	20,730	21,145	21,255	45,484	41,241
Income before income taxes	12,871	15,440	15,659	17,462	14,636	28,311	27,036
Income tax expense	3,057	3,658	3,076	4,111	3,423	6,715	6,308
Net income	$9,814	$11,782	$12,583	$13,351	$11,213	$21,596	$20,728

Earnings per common share
Basic	$0.53	$0.73	$0.78	$0.82	$0.67	$1.25	$1.24
Diluted	$0.55	$0.72	$0.77	$0.81	$0.67	$1.26	$1.24
Cash dividends per common share
Regular	0.29	0.29	0.29	0.27	0.27	0.58	0.54
Weighted average shares outstanding
Basic	18,407,078	16,228,297	16,229,289	16,378,022	16,662,817	17,323,706	16,739,624
Diluted	18,431,598	16,289,489	16,281,922	16,413,202	16,682,615	17,363,478	16,772,847
Performance ratios
Return on average assets	1.18%	1.55%	1.59%	1.63%	1.38%	1.36%	1.29%
Return on average common equity	8.04%	11.15%	11.99%	12.60%	10.61%	9.48%	9.80%
Return on average tangible common equity(1)	11.65%	16.19%	17.75%	18.51%	15.56%	13.76%	14.32%

(1)	A non-GAAP financial measure defined as net income divided by average stockholders' equity less average goodwill and other intangible assets

CONDENSED CONSOLIDATED QUARTERLY NONINTEREST INCOME AND EXPENSE (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
(Amounts in thousands)	2023	2023	2022	2022	2022	2023	2022
Noninterest income
Wealth management	$965	$1,017	$958	$932	$993	$1,982	$1,965
Service charges on deposits	3,471	3,159	3,354	3,689	3,672	6,630	7,170
Other service charges and fees	3,460	3,082	3,006	2,988	3,297	6,542	6,314
(Loss) gain on sale of securities	(28)	7	-	-	-	(21)	-
Gain on divestiture	-	-	-	1,658	-	-	-
Other operating income	917	1,318	1,866	683	892	2,235	2,599
Total noninterest income	$8,785	$8,583	$9,184	$9,950	$8,854	$17,368	$18,048
Noninterest expense
Salaries and employee benefits	$12,686	$11,595	$11,913	$12,081	$11,518	$24,281	$23,189
Occupancy expense	1,276	1,168	1,196	1,188	1,165	2,444	2,434
Furniture and equipment expense	1,508	1,401	1,413	1,478	1,496	2,909	3,110
Service fees	2,284	2,019	1,905	1,635	2,563	4,303	4,066
Advertising and public relations	846	643	574	718	577	1,489	1,117
Professional fees	281	327	98	208	544	608	997
Amortization of intangibles	425	234	364	365	360	659	717
FDIC premiums and assessments	423	320	330	321	257	743	475
Merger expense	2,014	379	596	-	-	2,393	-
Divestiture expense	-	-	-	153	-	-	-
Other operating expense	2,928	2,727	2,341	2,998	2,775	5,655	5,136
Total noninterest expense	$24,671	$20,813	$20,730	$21,145	$21,255	$45,484	$41,241

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EARNINGS (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
(Amounts in thousands, except per share data)	2023	2023	2022	2022	2022	2023	2022
Net income	$9,814	$11,782	$12,583	$13,351	$11,213	$21,596	$20,728
Non-GAAP adjustments:
Loss (gain) on sale of securities	28	(7)	-	-	-	21	-
Merger expense	2,014	379	596	-	-	2,393	-
Day 2 provision for allowance for credit losses - Surrey	1,614	-	-	-	-	-	-
Divestiture expense	0	-	-	153	-	-	-
Gain on divestiture	0	-	-	(1,658)	-	-	-
Other items(1)	0	-	(450)	-	(92)	1,614	(92)
Total adjustments	3,656	372	146	(1,505)	(92)	4,028	(92)
Tax effect	522	10	(29)	(361)	(22)	532	(22)
Adjusted earnings, non-GAAP	$12,948	$12,144	$12,758	$12,207	$11,143	$25,092	$20,658

Adjusted diluted earnings per common share, non-GAAP	$0.70	$0.75	$0.78	$0.74	$0.67	$1.45	$1.23
Performance ratios, non-GAAP
Adjusted return on average assets	1.56%	1.60%	1.61%	1.49%	1.37%	1.58%	1.29%
Adjusted return on average common equity	10.61%	11.49%	12.16%	11.52%	10.55%	11.02%	9.76%
Adjusted return on average tangible common equity (2)	15.37%	16.69%	17.93%	16.92%	15.46%	15.98%	14.27%

(1)	Includes other non-recurring income and expense items
(2)	A non-GAAP financial measure defined as adjusted earnings divided by average stockholders' equity less average goodwill and other intangible assets

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended June 30,
	2023			2022
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,570,477	$31,997	4.99%	$2,273,844	$25,714	4.54%
Securities available for sale	318,263	2,099	2.65%	280,823	1,597	2.28%
Interest-bearing deposits	63,322	885	5.61%	377,931	769	0.82%
Total earning assets	2,952,062	34,981	4.75%	2,932,598	28,080	3.84%
Other assets	382,162			331,774
Total assets	$3,334,224			$3,264,372

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$712,943	$34	0.02%	$698,978	$29	0.02%
Savings deposits	861,315	1,306	0.61%	895,370	67	0.03%
Time deposits	282,229	590	0.84%	331,555	326	0.39%
Total interest-bearing deposits	1,856,487	1,930	0.42%	1,925,903	422	0.09%
Borrowings
Federal funds purchased	5,927	76	5.14%	-	-	0.00%
Retail repurchase agreements	1,693	1	0.06%	2,105	1	0.08%
Total borrowings	7,620	77	4.05%	2,105	1	0.08%
Total interest-bearing liabilities	1,864,107	2,007	0.43%	1,928,008	423	0.09%
Noninterest-bearing demand deposits	939,902			874,507
Other liabilities	40,705			38,106
Total liabilities	2,844,714			2,840,621
Stockholders' equity	489,510			423,751
Total liabilities and stockholders' equity	$3,334,224			$3,264,372
Net interest income, FTE(1)		$32,974			$27,657
Net interest rate spread			4.32%			3.75%
Net interest margin, FTE(1)			4.48%			3.78%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $884 thousand and $870 thousand for the three months ended June 30, 2023 and 2022, respectively.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Six Months Ended June 30,
	2023			2022
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,482,606	$59,695	4.85%	$2,237,128	$50,412	4.54%
Securities available for sale	317,503	4,239	2.69%	211,285	2,397	2.29%
Interest-bearing deposits	52,219	1,350	5.21%	460,864	1,018	0.45%
Total earning assets	2,852,328	65,284	4.62%	2,909,277	53,827	3.73%
Other assets	352,643			330,003
Total assets	$3,204,971			$3,239,280

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$689,823	60	0.02%	$689,149	$57	0.02%
Savings deposits	844,459	1,790	0.43%	888,371	133	0.03%
Time deposits	276,752	798	0.58%	339,186	718	0.43%
Total interest-bearing deposits	1,811,034	2,648	0.29%	1,916,706	908	0.10%
Borrowings
Federal funds purchased	5,326	135	5.11%	-	-	0.00%
Retail repurchase agreements	1,889	1	0.06%	2,050	1	0.08%
Total borrowings	7,215	136	3.80%	2,050	1	0.08%
Total interest-bearing liabilities	1,818,249	2,784	0.31%	1,918,756	909	0.10%
Noninterest-bearing demand deposits	889,253			855,321
Other liabilities	38,204			38,529
Total liabilities	2,745,706			2,812,606
Stockholders' equity	459,265			426,674
Total liabilities and stockholders' equity	$3,204,971			$3,239,280
Net interest income, FTE(1)		$62,500			$52,918
Net interest rate spread			4.31%			3.64%
Net interest margin, FTE(1)			4.42%			3.67%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $1.08 million and $1.74 million for the six months ended June 30, 2023 and 2022, respectively.

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Amounts in thousands, except per share data)	2023	2023	2022	2022	2022
Assets
Cash and cash equivalents	$152,660	$92,385	$170,846	$229,095	$398,242
Debt securities available for sale	314,373	308,269	300,349	299,620	287,767
Loans held for investment, net of unearned income	2,621,073	2,388,897	2,400,197	2,362,733	2,299,798
Allowance for credit losses	(36,177)	(30,789)	(30,556)	(29,388)	(29,749)
Loans held for investment, net	2,584,896	2,358,108	2,369,641	2,333,345	2,270,049
Premises and equipment, net	53,546	47,407	47,340	47,891	49,752
Other real estate owned	339	481	703	559	579
Interest receivable	10,185	8,646	9,279	8,345	8,433
Goodwill	143,946	129,565	129,565	129,565	129,565
Other intangible assets	16,217	3,942	4,176	4,541	4,905
Other assets	115,275	102,869	103,673	107,838	109,085
Total assets	$3,391,437	$3,051,672	$3,135,572	$3,160,799	$3,258,377

Liabilities
Deposits
Noninterest-bearing	$974,995	$823,297	$872,168	$878,423	$877,962
Interest-bearing	1,877,683	1,761,327	1,806,647	1,831,798	1,920,577
Total deposits	2,852,678	2,584,624	2,678,815	2,710,221	2,798,539
Securities sold under agreements to repurchase	1,348	1,866	1,874	1,958	2,635
Interest, taxes, and other liabilities	38,691	33,451	32,898	36,362	39,157
Total liabilities	2,892,717	2,619,941	2,713,587	2,748,541	2,840,331

Stockholders' equity
Common stock	18,969	16,243	16,225	16,273	16,502
Additional paid-in capital	189,917	128,666	128,508	129,914	136,705
Retained earnings	304,295	300,047	292,971	285,096	276,499
Accumulated other comprehensive loss	(14,461)	(13,225)	(15,719)	(19,025)	(11,660)
Total stockholders' equity	498,720	431,731	421,985	412,258	418,046
Total liabilities and stockholders' equity	$3,391,437	$3,051,672	$3,135,572	$3,160,799	$3,258,377

Shares outstanding at period-end	18,969,281	16,243,551	16,225,399	16,273,177	16,502,144
Book value per common share	$26.29	$26.58	$26.01	$25.33	$25.33
Tangible book value per common share(1)	17.85	18.36	17.76	17.09	17.18

(1)	A non-GAAP financial measure defined as stockholders' equity less goodwill and other intangible assets, divided by shares outstanding

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Amounts in thousands)	2023	2023	2022	2022	2022
Allowance for Credit Losses
Balance at beginning of year:
Allowance for credit losses - loans	$30,789	$30,556	$29,388	$29,749	$28,981
Allowance for credit losses - loan commitments (1)	964	1,196	1,416	956	775
Total allowance for credit losses beginning of year	31,753	31,752	30,804	30,705	29,756
Adjustments to beginning balance:
Allowance for credit losses - loans - Surrey acquisition for purchased credit deteriorated loans	2,011	-	-	-	-
Allowance for credit losses - loan commitments (1)	-	-	-	-	-
Net Adjustments	2,011	-	-	-	-
Provision for credit losses:
Provision for credit losses - loans	4,105	1,974	3,416	685	510
(Recovery of) provision for credit losses - loan commitments (1)	-	(232)	(220)	460	181
Total provision for credit losses - loans and loan commitments	4,105	1,742	3,196	1,145	691
Charge-offs	(1,993)	(2,570)	(2,873)	(2,158)	(1,469)
Recoveries	1,265	829	625	1,112	1,727
Net (charge-offs) recoveries	(728)	(1,741)	(2,248)	(1,046)	258
Balance at end of period:
Allowance for credit losses - loans	36,177	30,789	30,556	29,388	29,749
Allowance for credit losses - loan commitments (1)	964	964	1,196	1,416	956
Ending balance	$37,141	$31,753	$31,752	$30,804	$30,705

Nonperforming Assets
Nonaccrual loans	$18,628	$15,557	$15,208	$15,303	$17,826
Accruing loans past due 90 days or more	-	23	142	131	131
Modified loans past due 90 days or more (2)	-	-	-	-	-
Troubled debt restructurings ("TDRs") (3)	-	-	1,346	1,331	515
Total nonperforming loans	18,628	15,580	16,696	16,765	18,472
OREO	339	481	703	559	579
Total nonperforming assets	$18,967	$16,061	$17,399	$17,324	$19,051

Additional Information
Total modified loans (2)	$642	$429	$-	$-	$-
Total accruing TDRs (4)	$-	$-	$7,112	$7,028	$8,313

Asset Quality Ratios
Nonperforming loans to total loans	0.71%	0.65%	0.70%	0.71%	0.80%
Nonperforming assets to total assets	0.56%	0.53%	0.55%	0.55%	0.58%
Allowance for credit losses to nonperforming loans	194.21%	197.62%	183.01%	175.29%	161.05%
Allowance for credit losses to total loans	1.38%	1.29%	1.27%	1.24%	1.29%
Annualized net charge-offs (recoveries) to average loans	0.11%	0.29%	0.37%	0.18%	-0.05%

(1)	Prior quarter information for loan commitments has been reclassed for presentation purposes.
(2)	ASU 2022-02, Financial Instruments-Credit Losses (Topic 326), Troubled Debt Restructurings and Vintage Disclosures. ASU adopted effective January 1, 2023.
(3)

Accruing TDRs restructured within the past six months or nonperforming as reported prior to the adoption of ASU 2022-02 Financial Instruments-Credit Losses (Topic 326), Troubled Debt Restructurings and Vintage Disclosures.

(4)	Accruing total TDRs as reported prior to the adoption of ASU 2022-02 Financial Instruments-Credit Losses (Topic 326), Troubled Debt Restructurings and Vintage Disclosures.